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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 4, 2004
                                                           -------------

                     Merrill Lynch Mortgage Investors, Inc.
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                 (Exact name of registrant specified in Charter)


    Delaware                       333-112231                   13-3416059
(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)               Identification No.)
 incorporation)

  4 World Financial Center, 10th Floor
              New York, NY                                              10080
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(Address of principal executive offices)                               Zip Code


           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-1000

                                 Not Applicable
         (Former name and former address, if changed since last report)
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     ITEM 5.  Other Events

         Acquisition or Disposition of Assets: General

         On June 4, 2004, Terwin Mortgage Trust, Series TMTS 2004-3HE (the "Trust"), acquired $29,771,028.75 of Subsequent Mortgage Loans pursuant to the terms of the Pooling and Servicing Agreement dated as April 1, 2004, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Terwin Advisors LLC, as Seller, Chase Manhattan Mortgage Corporation, as Master Servicer, JPMorgan Chase Bank, as Securities Administrator and Backup Servicer, Countrywide Home Loans Servicing LP, as Servicer, Specialized Loan Servicing, LLC, as Servicer and U.S. Bank National Association, as Trustee. The Subsequent Mortgage Loans possess the characteristics required by the Prospectus, dated February 25, 2004 and the Prospectus Supplement dated September April 26, 2004 (together the "Prospectus").
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     ITEM 7.  Financial Statements and Exhibits

         (c) Exhibits

     Item 601(a)
     of Regulation S-K
     Exhibit No.                  Description
     ------------------           -----------

     10 Subsequent Transfer Instrument (without attachments) dated as of June 4, 2004 between Merrill Lynch Mortgage Investors, Inc., as seller (the "Depositor") and U.S. Bank National Association, as Trustee.


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MERRILL LYNCH MORTGAGE INVESTORS, INC.

         Date: June 21, 2004


                                               By:  /s/    Matthew Whalen
                                                    ---------------------
                                                    Name:  Matthew Whalen
                                                    Title: President
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                                INDEX TO EXHIBITS

         Exhibit No.              Description
         -----------              -----------

         10 Subsequent Transfer Instrument (without attachments) dated as of June 4, 2004 between Merrill Lynch Mortgage Investors, Inc., as seller (the "Depositor") and U.S. Bank National Association, as Trustee.